Exhibit 99.3

Independent Bank Corporation 1st Quarter 2009 Earnings Conference Call - April 24, 2009 1

Safe Harbor Statement This presentation may contain certain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements include expressions such as "expects," "intends," "believes" and "should" which are necessarily statements of belief as to expected outcomes of future events. Actual results could materially differ from those contained in, or implied by such statements. Independent Bank Corporation undertakes no obligation to release revisions to these forward-looking statements or reflect events or circumstances after the date of this presentation. 2

1st Quarter 2009 Overview Michael M. Magee, President and Chief Executive Officer 3

1Q09: High-Level Overview 4 Foundation Remains Solid Core pre-tax, pre-provision earnings showed solid growth on a year-over-year and linked quarter basis TE net interest margin continued to expand - currently among the best in the industry Regulatory capital remains above minimum to be "well capitalized" Challenging First-Quarter Environment Continued downturn in the Michigan economy adversely impacted results $30.8 million loan loss provision in 1Q 2009 driven primarily by significant declines in underlying collateral values Working with borrowers to identify best possible outcomes Operational Achievements Proactive efforts to manage our credits resulted in improvements in commercial non- performing loans, watch credits and delinquency levels We have made $335.4 million in loans (since the investment of CPP funds through 1Q09) Continue operating in an efficient manner Operational challenges Economic weakness likely to persist - focus on fundamentals of community banking

1st Quarter 2009 Financial Review Robert N. Shuster, Executive Vice President and CFO 5

1st Quarter 2009 Recap 6 Net loss of $18.6 million and net loss applicable to common stock of $19.7 million or 84 cents per share Elevated provision for loan losses as well as other credit related costs (loss on ORE and loan and collection expenses) drove the loss Loss on securities ($0.6 million) and impairment charge on capitalized mortgage loan servicing rights ($0.7 million) Unlike some other financial institutions, no tax benefit recorded to reduce the net loss due to an increase in valuation allowance on the net deferred tax asset offsetting any tax benefit Total assets relatively unchanged at $2.95 billion Portfolio loans declined by $12.6 million (or 2% annualized) 1Q 2009 loan origination volume strong, mortgage loan origination volume rose to $154.6 million due to refinancing activity Deposits increased by $94.5 million and borrowings declined by $98.3 million

1st Quarter 2009 Recap (continued) 7 Positive Factors Growth in the TE net interest margin on both a year-over-year and sequential quarterly basis Growth in non-interest income on both a year-over-year and sequential quarterly basis due primarily to gains on mortgage loan sales Excluding the increases in loan and collection costs, loss on ORE and FDIC insurance, total non-interest expenses declined by about 2% on a year-over-year basis Company remains well capitalized Challenges Credit costs Weak Michigan economy Tangible common equity component of total capital

Valuation Allowance On Deferred Tax Asset 8 Current accounting impact Total net deferred tax asset of $43.7 million at 3/31/09. The associated valuation allowance is also $43.7 million at 3/31/09 (of which $36.2 million was established at 12/31/08). Income tax expense of $0.293 million in 1Q 2009 relates to some state income taxes and some federal alternative minimum taxes. "More likely than not" accounting standard. 2009 and 2008 tax loss and tough operating environment. Potential future accounting implications In the near term neither pre-tax income or pre-tax losses will be tax effected (i.e. they will drop to the bottom line). The net deferred tax asset and related valuation allowance will continue to be evaluated quarterly. Asset is not lost, remains available to offset future taxable income. Total valuation allowance of $43.7 million equals $1.82 per common share.

Pre-Tax, Pre-Provision Core Operating Earnings 1Q09 4Q08 1Q08 Net income (loss) $(18,597) $(90,025) $ 341 Income tax exp. (benefit) 293 10,348 (2,031) Provision for loan losses 30,838 28,831 11,316 Securities losses 581 6,924 2,163 MSR impairment charge 697 4,255 725 Goodwill impairment charge -- 50,020 -- Losses on ORE and ORA 1,261 2,258 106 Elevated loan/collection costs 2,788 2,286 675 Total $ 17,861 $ 14,897 $13,295 9

Tax Equivalent Net Interest Margin 1Q 07 2Q 07 3Q 07 4Q 07 1Q 08 2Q 08 3Q 08 4Q 08 1Q 09 Yield on Earning Assets 0.0774 0.077 0.0775 0.0765 0.0737 0.0715 0.0702 0.0711 0.0708 Cost of Funds 0.0351 0.0343 0.0344 0.0343 0.0307 0.0247 0.0226 0.0231 0.0195 Net Interest Margin 0.0423 0.0427 0.0431 0.0422 0.043 0.0468 0.0476 0.048 0.0513 10

TE Net Interest Income 1Q 07 2Q 07 3Q 07 4Q 07 1Q 08 2Q 08 3Q 08 4Q 08 1Q 09 Net Interest Income 31209 32068 31881 31521 31785 34539 34997 33387 35044 11

TE Net Interest Income - Continued 12 Items impacting 1Q 2009 Reversal of interest on non-accrual loans of $0.863 million - compared to $0.799 million in 4Q'08 and $0.797 million in 1Q '08. Non-accrual loans averaged $127.5 million compared to $116.5 million in 4Q'08 and $83.0 million in 1Q '08. Increase in interest expense of $0.209 million related to the decline in fair value of interest rate swaps and interest rate caps that do not receive hedge accounting treatment compared to $0.607 million in 4Q'08 and $0.082 million in 1Q '08. Average interest-earning assets totaled $2.755 billion compared to $2.774 billion in 4Q'08 and $2.966 billion in 1Q '08.

TE Net Interest Income Sensitivity at 3/31/09 (a) Interest rate change TE Net Interest Income TE Net Interest Margin 200 basis point rise $135,092 5.06% 100 basis point rise 137,610 5.15% Base case scenario (b) 140,772 5.27% 100 basis point decline 142,554 5.34% 200 basis point decline 138,241 5.18% 13 (a) Simulation analyses calculate the change in TE net interest income and the change in the TE net interest margin under immediate parallel shifts in interest rates over the next 12 months based on a static balance sheet. (b) 1Q 2009 annualized actual TE net interest income was $140.2 million and actual TE net interest margin was 5.13%.

Non-Interest Income Category ($ in 000's) 1Q09 4Q08 1Q08 Total non-interest income $11,578 $ 644 $9,492 Service charges - deposits 5,507 5,996 5,647 VISA check card income 1,415 1,394 1,371 Gain (loss) on securities (581) (6,924) (2,163) Net gains - mortgage loan sales 3,281 1,204 1,867 Mortgage loan servicing (842) (3,616) (323) Mutual fund and annuity commissions Title insurance fees 453 609 459 280 424 417 14

Non-Interest Expense Category ($ in 000's) 1Q09 4Q08 1Q08 Total non-interest expense $33,391 $84,086 $30,251 Goodwill impairment charge -- 50,020 -- Compensation & employee benefits 12,577 13,164 14,184 Occupancy 3,048 3,054 3,114 Advertising 1,442 1,691 1,100 Loan and collection 4,038 3,536 1,925 Loss on ORE and ORA FDIC insurance 1,261 1,186 2,258 462 106 833 15

Provision for Loan Losses 1Q 07 2Q 07 3Q 07 4Q 07 1Q 08 2Q 08 3Q 08 4Q 08 1Q 09 Provison for Loan Losses 8139 14893 10735 9393 11316 12352 19788 28831 30838 16

Asset Quality Measures - Non-Performing Loans Non-performing loans by loan type ($ in 000's) 3/31/09 12/31/08 3/31/08 Commercial (1) $ 68,899 $ 78,055 $72,068 Mortgage 50,765 38,922 24,824 Consumer/installment 6,858 4,873 3,427 Finance receivables 2,524 3,415 1,867 Total $129,046 $125,265 $102,186 As a % of total loans 5.27% 5.09% 4.06% (1) The March 31, 2009 amount includes approximately $10 million of pending dispositions of non- performing commercial loans that are expected to close in the second quarter. . 17

Allowance for Loan Losses Allocation ($ in 000's) 3/31/09 12/31/08 3/31/08 Specific loan allocations $15,057 $16,788 $16,166 Adversely rated loans 9,393 9,511 9,753 Historical losses 21,464 20,270 14,512 Other factors/subjective 12,391 11,331 9,480 Total $58,305 $57,900 $49,911 As a % of portfolio loans 2.38% 2.35% 1.98% 18

Analysis of the Allowance for Loan Losses Loan type ($ in 000's) Loan Balance Allocated Allowance % of Loan Balance Commercial $ 940,418 $35,534 3.78% Mortgage 816,418 15,242 1.87% Consumer/installment 335,796 6,833 2.03% Finance receivables 354,327 696 0.20% Total $2,446,959 $58,305 2.38% . 19

Asset Quality Measures - Net Loan Charge-Offs Net loan charge-offs by loan type ($ in 000's) 1Q09 4Q08 3Q08 2Q08 Commercial $23,776 $17,626 $12,314 $8,403 Mortgage 4,559 3,564 3,698 2,238 Consumer 1,264 1,624 1,116 498 Overdrafts 122 247 248 160 Finance receivables 798 976 (5) 0 Total $30,519 $24,037 $17,371 $11,299 As a % of average loans 5.05% 3.83% 2.69% 1.78% 20

Securities Available for Sale at 3/31/09 Category ($ in 000's) Cost Basis "Fair" Value Difference Private label CMO's/asset backed (1) $ 54,628 $ 47,388 $ (7,240) Agency MBS 54,673 55,726 1,053 Bank trust preferred (2) 17,869 9,885 (7,984) Bank of America Series E preferred (3) 3,800 2,628 (1,172) Municipal securities 97,994 97,836 (158) Totals $228,964 $213,463 $(15,501) Totals Totals Totals 21 Ratings distribution (based on fair values): 73% AAA; 4% AA; 8% A; 12% BAA; and 3% sub-investment grade. All individual bank issues, no CDO's. Received a distribution of 400,000 shares on 11/17/08 which was recorded at fair value on that date.

Regulatory Capital Ratios (Independent Bank Corporation) Category Estimated 3/31/09 Actual 12/31/08 Actual 3/31/08 Tier 1 capital to average assets 7.97% 8.61% 7.50% Tier 1 capital to risk-weighted assets 9.97% 11.04% 9.49% Total capital to risk-weighted assets 12.22% 13.05% 11.17% 22

Liquidity and Capital 23 Liquidity Cash on hand at parent company of $28 million at March 31, 2009 Independent Bank has approximately $650 million in unused borrowing capacity at March 31, 2009 Currently executing a strategy to pay down FRB discount window and TAF borrowings and short-term FHLB advances and replace with longer-term callable brokered CD's Capital The FRB issued SR09-4 in 1Q 2009, this document states that "voting common shareholders' equity should be the dominant element within Tier 1 capital" Tangible common equity (TCE) equal to 43% of Tier 1 capital at 3/31/09 (was 71% to 77% between 2004 and 2006) TCE (as measured for regulatory purposes) to tangible assets ratio of approximately 3.4% at 3/31/09

1Q 2009 Commercial Credit Review Stefanie M. Kimball, Executive Vice President and Chief Lending Officer 24

1st Quarter 2009 Summary Overall level of watch credits declined by $17 million or 8% during 1st Q 2009. Early stage watch credits have steadily declined over the past three quarters. 30 +delinquencies for accruing loans remained at a consistently low level at 1.40%. Nonaccrual loans declined by $9 million during the quarter. Plans in place to dispose of loans or property for an additional $10 million reduction in NPA's. Elevated charge offs reported for 1st Q 2009 due to additional write downs for collateral value declines. Properties in other real estate owned continue to increase as credits move through the workout cycle. 25

Commercial Loan Balances $93 million in new and renewed loan volume in 1st Quarter offset by repayments Overall commercial loan balances declined $36 million during 1st Quarter 2009 26

Portfolio Segmentation High-risk commercial real estate categories of land, land development and construction represent a relatively small proportion of total portfolio and a high percentage of loans are already in watch category and/or have been charged down Strategic direction continues to re-shape portfolio with shift towards C & I and away from certain commercial real estate segments which commenced mid-2007 (Values in thousands) 27

Watch Credits in 1st Quarter 2009 Watch credits decreased by $17 million or 8% during 1st quarter The level of early stage watch credits continued to decline 28

Commercial 30+ Day Delinquency for Accruing Loans Consistent During 1st Quarter 2009 Commercial 30+ day delinquency continues at low level at 1.4% Note: Graph includes all loans over 30 days past due still accruing. 29

Commercial Loan Non-Accruals Commercial loan non-accruals decreased $9 million during 1Q '09 Inflow of new non-accrual loans is consistent Plans in place to dispose of the loan or property for approximately $10 million in non-accruals Level of commercial loan non-accruals remains elevated 30

Composition of Nonaccrual Loans 47% of Nonaccrual loans in Land, Land Development and Construction Average write-down of loan balance to Nonaccrual: 50% Granularity of Commercial Nonaccruals: 31

1st Quarter Commercial Loan Net Charge-Offs Net Charge-offs rise in 1Q as work out credits season and additional collateral valuation and loan disposition write downs are taken 32

Commercial ORE Balances Commercial ORE had a net increase of $4.6 Million in the 1Q Watch Credits are moving through the workout and foreclosure process 33

Managing Commercial Troubled Assets Non Performing Assets $86 Million at 3/31/09, a $4.5 million decline since 12/31/08. Other real estate owned (ORE) now accounts for 20% of NPA's at 3/31/09 as compared to 13% at 12/31/08. $10 million of nonaccrual loans have plans in place for their disposition. Two dedicated lenders facilitating additional dispositions. 34

Comprehensive Implementation of Credit Best Practices Quarterly Watch Process to proactively manage high risk loans is in place. Risk Ratings are independently assigned and structured based on recommendations made upfront by Credit Officers. A Special Assets Group established to provide more effective management of our most troubled loans. A select group of law firms supports the team, providing professional advice and systematic feedback. The group has been expanded with seasoned lenders and collections professionals and an in-house senior attorney has been added. Loan Review provides portfolio/individual loan feedback to evaluate the effectiveness of processes by market. New Manager in place. Accountability ensured with management by objectives for each Lender and Senior Lender that emphasize credit quality. Risk Based Pricing has been enhanced with a new pricing matrix and minimum hurdle rates. Collateral Monitoring enhancements continue for both Commercial Real Estate and C & I Lending. Training for lending staff on all collateral types and appropriate collateral monitoring conducted. Centralized resources provide ongoing support. Portfolio Concentrations are monitored with select loan types encouraged. Outside Real Estate Experts leveraged help plan liquidation strategies and to manage diverse commercial ORE properties. 35

Management's Ongoing Credit Quality Initiatives Highlights of recent enhancements: Special Assets team continues to be expanded. Formation of commercial lending team to focus exclusively on facilitating additional transactions to reduce non-performing assets. Continued investment in training for the commercial lending team to include workshops that practice skills required for today's challenging environment. Expansion of SBA lending capabilities underway. Additional seasoned senior credit officer position in process. 36

1Q 2009 - Retail Credit Review Brad Kessel, Executive Vice President and COO 37

Retail Credit Overview Michigan economic conditions. Retail portfolio. Retail loan production. Management initiatives. Total past dues. Nonperforming assets. Retail losses. 38 Retail Credit Overview

Retail Nonperforming Loans (as percent of outstandings) 39 Michigan Unemployment Rate

Retail Nonperforming Loans (as percent of outstandings) 40 Michigan Residential Real Estate Market

Management's Initiatives Increase in collection resources, and enhancements to structure, including formation of loss mitigation committee. Revisions to retail underwriting criteria, approval processes, quality assurance review and exception reporting. Integrated enhanced portfolio analytics, including refreshing of credit scores. Established loan workout hierarchy with additional workout options. Productivity and efficiency enhancements though use of technology. Marketing of ORE through Intranet, Internet, realtor base and auction channel. Reviewing FDIC public-private investment fund (PPIF) as viable outlet for nonperforming loans. 41 Management's Initiatives

Retail Loan Balances 42 Retail Loan Balances

Retail Loan Production 43 Retail Loan Production

44 Retail Past Dues (as percent of outstanding)

Retail 30 to 89 Day Delinquency (in dollars) 45 Retail 30 to 89 Day Delinquency (in dollars)

Retail Nonperforming Loans (as percent of outstandings) 46 Retail Nonperforming Loans (in dollars)

Retail Nonperforming Loans (as percent of outstandings) 47 Retail Nonperforming Assets (NPL's, ORE and ORA)

Retail Nonperforming Loans (as percent of outstandings) 48 Retail Loan Workout Summary

Retail Net Charge Offs (Mortgage, Consumer, Overdrafts) 49 Retail Net Charge Offs

Other Real Estate Liquidation History 50 Other Real Estate Liquidation History

Q & A Michael M. Magee Jr. President and Chief Executive Officer Robert N. Shuster Executive Vice President and Chief Financial Officer Stefanie M. Kimball Executive Vice President and Chief Lending Officer William (Brad) B. Kessel Executive Vice President and Chief Operations Officer 51

Thank you for participating in the conference call 52